SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549


                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                         Date of Report:  June 14, 1996


                                LG&E ENERGY CORP.
             (Exact name of registrant as specified in its charter)


                  Kentucky           1-10568          61-1174555
               (State or other     (Commission     (I.R.S. Employer
               jurisdiction of    File Number)    Identification No.)
               incorporation)


                              220 West Main Street
                                 P.O. Box 32030
                              Louisville, KY 40232
                    (Address of principal executive offices)


                                 (502) 627-2000
                         (Registrant's telephone number)

Item 5.  Other Events.

LG&E Energy Corp. executives, at a meeting of industry analysts in New York, New York, on June 12, 1996, generally discussed the Company's growth plans and for the first time its expectations regarding future results. At the meeting, the Company referenced its Form 8-K, filed on June 10, 1996, which contains factors which could cause actual results to differ materially from the Company's expectations regarding future results and developments. The Company followed up the presentation to analysts with the attached press release, which includes forward-looking and historical material non-public information disclosed to analysts at the meeting. The press release also contains the list of cautionary factors which could cause actual results to differ materially from the forward-looking information disclosed.

Item 7(c).  Exhibits Filed.

Exhibit
Number               Description

99.01 News Release dated June 12, 1996, announcing the Company's growth plans and expectations regarding future results.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LG&E ENERGY CORP.
Registrant

Date:  June 14, 1996                  /s/ Walter Z. Berger
                                      Walter Z. Berger
                                      Executive Vice President and
                                      Chief Financial Officer
                                      (On behalf of the registrant in his
                                      capacity as Principal Financial Officer)